SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[x]Definitive Proxy Statement                     Commission Only (as permitted
[ ]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                         COMMERCIAL FEDERAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(1)  and
      0-11.

      1.  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

      2. Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

      4. Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

      5. Total fee paid:

         -----------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials:___________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1. Amount Previously Paid:

         -----------------------------------------------------------------------

      2. Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

      3. Filing Party:

         -----------------------------------------------------------------------

      4. Date Filed:

         -----------------------------------------------------------------------

                   [COMMERCIAL FEDERAL CORPORATION LETTERHEAD]




                                  April 3, 2003

                                 ANNUAL MEETING
                                  MAY 13, 2003




Dear Fellow Stockholder:

     You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Commercial Federal Corporation (the "Corporation") to be held on Tuesday, May 13, 2003, at 10:00 a.m. at the Omaha Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska. Your Board of Directors and Management look forward to greeting personally those stockholders able to attend.

     At this meeting, as set forth in the accompanying Notice of Annual Meeting and Proxy Statement, stockholders will be asked to consider and act upon the election of four directors for three-year terms (the Board having nominated Michael P. Glinsky, Robert S. Milligan, George R. Zoffinger and Joseph J. Whiteside for three-year terms). During the meeting, we will also report on the operations of the Corporation and its principal subsidiary, Commercial Federal Bank, a Federal Savings Bank. Directors and officers of the Corporation will be present to respond to any questions you may have.

     Your vote is important, regardless of the number of shares you own. We urge you to sign, date and mail the enclosed Proxy Card as soon as possible, even if you currently plan to attend the annual meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

     On behalf of your Board of Directors, thank you for your continued support.


                                   Sincerely,

                                   /s/ William A. Fitzgerald

                                   William A. Fitzgerald
                                   Chairman of the Board and
                                   Chief Executive Officer

--------------------------------------------------------------------------------
                         COMMERCIAL FEDERAL CORPORATION
                             13220 CALIFORNIA STREET
                              OMAHA, NEBRASKA 68154
                                 (402) 554-9200

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 13, 2003
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the "Meeting") of Commercial Federal Corporation (the "Corporation") will be held at the Omaha Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska, on Tuesday, May 13, 2003, at 10:00 a.m.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.   The election of four directors for three-year terms;

          2. Such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing matters at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment or postponement, the Meeting may be adjourned or postponed. Pursuant to the Bylaws of the Corporation, the Board of Directors has fixed the close of business on March 28, 2003, as the record date for determination of the stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

     You are requested to sign and date the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed postage-paid envelope. The proxy will not be used if you attend and vote at the Meeting in person.


                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Gary L. Matter

                                   GARY L. MATTER
                                   SECRETARY

Omaha, Nebraska
April 3, 2003

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR ENCLOSED PROXY CARD.

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                         COMMERCIAL FEDERAL CORPORATION
                             13220 CALIFORNIA STREET
                              OMAHA, NEBRASKA 68154
                                 (402) 554-9200

                       2003 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 2003
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This  Proxy  Statement  and  the  enclosed  Proxy  Card  are  furnished  in connection  with the  solicitation  of  proxies  by the  Board of  Directors  of
Commercial Federal Corporation (the "Corporation"), to be used at the 2003 Annual Meeting of Stockholders of the Corporation and at any adjournments or postponements thereof (the "Meeting") which will be held at the Omaha Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska, on Tuesday, May 13, 2003, at 10:00 a.m. The accompanying Notice of Annual Meeting, this Proxy Statement and the Proxy Card are being first mailed to stockholders on or about April 3, 2003.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     The close of business on March 28, 2003, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. At that date, the Corporation had outstanding 44,808,282 shares of common stock, par value $.01 per share (the "Common Stock"). Holders of Common Stock are entitled to one vote per share for the election of directors, subject to the right to cumulate votes as described below, and upon all matters on which stockholders are entitled to vote.

     Proxies solicited by the Board of Directors of the Corporation which are properly executed and returned to the Corporation will be voted at the Meeting, and any adjournments or postponements thereof, in accordance with the directions given thereon. Executed proxies on which no directions are indicated will be voted FOR the election of the Corporation's nominees named herein. If any other matters are properly brought before the Meeting, the proxies solicited by the Board of Directors will be voted on such matters as determined by a majority of the Board. Other than the election of directors, the Board of Directors is not currently aware of any other matters to be brought before the Meeting.

     The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum thereat. If a quorum is not present or represented by proxy, the stockholders entitled to vote, present or represented by proxy, have the power to adjourn the Meeting from time to time, without notice other than an announcement at the Meeting, until a quorum is present or represented. Assuming a quorum is present, under Nebraska law directors shall be elected by a plurality of votes cast by stockholders at the Meeting (abstention and broker non-votes not being considered in determining the outcome of the election).

     Pursuant to the Bylaws of the Corporation and Nebraska law, every stockholder entitled to vote for the election of directors has the right to vote the number of shares owned thereby for as many persons as there are directors to be elected, or to cumulate votes by multiplying the number of shares held by such stockholder by the number of directors to be elected and to cast such votes for one director or distribute them among any number of candidates. Unless otherwise indicated by the stockholder, a vote FOR the Board of Directors' nominees on the accompanying Proxy Card will give the proxies named therein discretionary authority to cumulate all votes to which the stockholder is entitled and to allocate such votes in favor of one or more of the Board's nominees, as the proxies may determine. Additionally, executed proxies will confer discretionary authority on the proxies named therein to vote with respect to the election of any person recommended by the Board of Directors as a director where the nominee is unable to serve or for good cause will not serve (an event not now anticipated).

     Execution of a Proxy Card will not affect your right to attend the Meeting and to vote in person. A stockholder executing a proxy may revoke such proxy at any time before it is voted by (i) filing a written notice of revocation with the Secretary of the Corporation at the address provided above, (ii) filing a duly executed proxy bearing a later date, or (iii) attending and voting in person at the Meeting. Attendance at the Meeting without voting thereat will not revoke a proxy previously executed and duly submitted by you.


--------------------------------------------------------------------------------
                             PRINCIPAL STOCKHOLDERS
--------------------------------------------------------------------------------

     Persons and groups owning in excess of 5.0% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Corporation is not aware of any stockholder that owned in excess of 5.0% of the Common Stock as of March 28, 2003. The following table sets forth, as of March 28, 2003, certain information as to the Common Stock beneficially owned by the director of the Corporation who is not standing for reelection, by each of the executive officers listed in the Summary Compensation Table on page 11 and by all executive officers and directors of the Corporation as a group.

                                                                            PERCENT OF SHARES
                                           AMOUNT AND NATURE OF              OF COMMON STOCK
BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP (1)(2)             OUTSTANDING
----------------                        ---------------------------         ------------------
Robert F. Krohn                                   226,970                           .51%
William A. Fitzgerald                           1,042,686                          2.30%
Robert J. Hutchinson                              137,050                           .31%
David S. Fisher                                   105,731                           .24%
John S. Morris                                     53,733                           .12%
Lauren W. Kingry                                   36,925                           .08%

All Executive Officers and Directors
   as a Group (17 persons)                      2,441,065                          5.28%

__________
(1) As to ownership of shares by executive officers and directors, includes certain shares of Common Stock owned by businesses in which the director or executive officer is an officer or major stockholder, or by spouses or as a custodian or trustee for minor children, over which shares the named individual or all executive officers and directors as a group effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(2)  Includes 58,598,  569,082,  123,333,  93,327,  50,000, 26,033 and 1,424,622
     shares, respectively, which Messrs. Krohn, Fitzgerald, Hutchinson, Fisher, Morris and Kingry and all executive officers and directors as a group have the right to purchase pursuant to the exercise of stock options within 60 days of March 28, 2003, as well as stock held in retirement accounts or funds for the benefit of the named individuals or group.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Corporation's Board of Directors is composed of eleven members. The Corporation's Articles of Incorporation provide that directors are to be elected for terms of three years, approximately one-third of whom are to be elected annually. Four directors will be elected at the Meeting to serve three-year terms, or until their respective successors have been elected and qualified. The Corporation's Board of Directors has nominated Michael P. Glinsky, Robert S. Milligan, George R. Zoffinger and Joseph J. Whiteside for these seats, all of whom are currently members of the Board, except for Mr. Milligan who is a member of the Board of the Corporation's wholly owned subsidiary, Commercial Federal Bank, a Federal Savings Bank (the "Bank"). If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any of the Corporation's nominees might be unavailable to serve.

     The Board of Directors intends to vote all of the shares for which it is given proxies, to the extent permitted thereunder, FOR the election of the Board's nominees and intends to cumulate votes so as to maximize the number of such nominees elected to serve as directors of the Corporation.

     The following table sets forth the names of the Board's nominees for election as directors and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he became a director, the expiration of his term as a director, and the number and percentage of shares of Common Stock beneficially owned at March 28, 2003. At present, each director of the Corporation is also a member of the Board of Directors of the Bank.

                                         YEAR FIRST ELECTED                     SHARES OF COMMON STOCK
                            AGE AT          OR APPOINTED       CURRENT TERM      BENEFICIALLY OWNED AT     PERCENT
       NAME             MARCH 28, 2003       AS DIRECTOR         TO EXPIRE       MARCH 28, 2003 (1)(2)    OF CLASS
       ----             --------------       -----------         ---------       ---------------------    --------
                                        BOARD NOMINEES FOR TERMS TO EXPIRE IN 2006

Michael P. Glinsky           58                 1997                2003               52,552              .12%
Robert S. Milligan           58                 1987  (3)            --                65,508              .15%
George R. Zoffinger          55                 1999                2003               38,570              .09%
Joseph J. Whiteside          61                 1999                2003               16,956              .04%

                                            DIRECTORS CONTINUING IN OFFICE

Talton K. Anderson           66                 1991                2004              111,809              .25%
Carl G. Mammel               69                 1991                2004              178,436              .40%
James P. O'Donnell           55                 1991                2004               64,409              .14%
Robert J. Hutchinson         55                 2001                2004              137,050              .31%
William A. Fitzgerald        65                 1984                2005            1,042,686             2.30%
Robert D. Taylor             56                 1996                2005              128,813              .29%
Aldo J. Tesi                 51                 1996                2005               47,956              .11%

_____________
(1) Includes certain shares of Common Stock owned by businesses in which the director is an officer or major stockholder or by a spouse, or as a custodian or trustee for minor children, over which shares the named individual effectively exercises sole or shared voting and investment power, unless otherwise indicated. Also includes shares held in retirement accounts or funds for the benefit of the named individuals.
(2) Includes shares totaling 51,086 (Glinsky), 51,544 (Milligan), 37,454 (Zoffinger), 15,844 (Whiteside), 57,513 (Anderson), 55,936 (Mammel), 55,832
     (O'Donnell), 123,333 (Hutchinson), 569,082 (Fitzgerald), 50,634 (Taylor) and 44,726 (Tesi), which such individuals have the right to acquire within 60 days of March 28, 2003 pursuant to the exercise of stock options.
(3) Mr. Milligan ceased service as a member of the Corporation's Board of Directors in 1999, but has continued to serve as a director of the Bank.

     The principal occupation of each director of the Corporation for the last five years is set forth below:

     MICHAEL P. GLINSKY - Private Investor. Mr. Glinsky served as Executive Vice President and Chief Financial Officer of NorthPoint Communications Group, Inc., a broadband telecommunications company, from April 2000 until his resignation in March 2001. On January 16, 2001, NorthPoint Communications Group, Inc. filed a petition for Chapter 11 protection in the U.S. Bankruptcy Court for the Northern District of California. On March 22, 2001, NorthPoint sold its assets to AT&T and filed a petition for Chapter 7 liquidation on June 12, 2001. Mr. Glinsky was formerly the Executive Vice President and Chief Financial Officer of U S WEST, Inc., an international telecommunications, entertainment and directory and information services company, a position he held from 1996 to 1998. Mr. Glinsky served as managing partner of the Denver office of Coopers & Lybrand LLP from 1990 to 1996.

     ROBERT S. MILLIGAN - Chairman and Chief Executive Officer of MI Industries since 1980. Mr. Milligan also serves as President of Oak Grove Farms, Inc., a pork production company in Lincoln, Nebraska. Mr. Milligan previously served on the Commercial Federal Corporation Board of Directors for the period 1987 to 1999. Since 1987 he has been a member of Commercial Federal Bank's Board of Directors.

     GEORGE R. ZOFFINGER - President and Chief Executive Officer of New Jersey Sports and Exposition Authority since 2002. President and Chief Executive Officer of Constellation Capital Corporation from 1977 to 2002. Mr. Zoffinger served as President and Chief Executive Officer of Constellation Bank Corp. from December 1991 to December 1995 and as President and Chief Executive Officer of Value Property Trust from October 1995 to February 1998. Mr. Zoffinger serves as a director of New Jersey Resources Corporation and NTL Incorporated.

     JOSEPH J. WHITESIDE - Vice Chairman of PNC Financial Services Group, Inc., Pittsburgh, Pennsylvania since October 2002. Chairman and Chief Executive Officer of Homeside Lending, Inc., Jacksonville, Florida from September 2001 to September 2002. Since May 2000, Mr. Whiteside also served as a director of thinkorswim, Inc., a Chicago-based broker/dealer specializing in listed options. From 1996 to September 2001, he served as Executive Vice President and Senior Advisor to National Australia Bank and, from September 1999 to October 2002, served as the Chairman of WeatherWise USA, Inc., a Pittsburgh-based company that provides financial and other services to the public utilities industry. From 1994 to 1996, Mr. Whiteside served as Executive Vice President and Chief Financial Officer of Michigan National Corp., a bank holding company based in Farmington Hills, Michigan.

     TALTON K. ANDERSON - Chairman of Anderson Automotive Group which consists of several automobile dealerships in Omaha, Nebraska, and Lincoln, Nebraska. Mr. Anderson is also the owner and President of a reinsurance company.

     CARL G. MAMMEL - President of Mammel Foundation and member of the board of Silverstone Group, a consulting firm providing services in employee benefits, human resource consulting and risk management solutions. Mr. Mammel is also a member of the board of M Financial Corporation, a network of financial service firms throughout the United States.

     JAMES P. O'DONNELL - Executive Vice President,  Chief Financial Officer and
Corporate   Secretary  of  ConAgra   Foods,   Inc.,  an  Omaha,   Nebraska-based
international diversified food company.

     ROBERT J. HUTCHINSON - Director, President and Chief Operating Officer of the Corporation and the Bank. Mr. Hutchinson was appointed President and Chief Operating Officer of the Corporation and the Bank in May 2001. On May 8, 2001, Mr. Hutchinson was named a Director of both the Corporation and the Bank. Mr. Hutchinson served as Senior Vice President of the retail financial services division of Michigan National Bank, managing the $11 billion bank's 184 branches and sales team statewide. Mr. Hutchinson also managed the bank's residential mortgage joint venture, served on the bank's Executive Committee, Asset and Liability Committee and was a member of the Retail and Direct Worldwide Leadership Team of the bank's former owner, National Australia Bank. Prior to assuming responsibility for retail management in 1996, Mr. Hutchinson was Senior Vice President of Small Business Banking for Michigan National Bank, managing sales, credit management and back office operations for both small business and mortgage. He also managed Non-Branch Delivery, significantly expanding non-traditional channels including telephone banking, ATMs and debit cards.

     WILLIAM A. FITZGERALD - Chairman of the Board and Chief Executive Officer of the Corporation and the Bank.

     ROBERT D. TAYLOR - President and Chief Executive Officer of Executive AirShare Corporation, Wichita, Kansas, since November 2001. Executive AirShare charters, sells, and operates fractional turboprop aircraft from its locations in Wichita, Kansas and Kansas City, Missouri. From August 1998 until September 2001, Mr. Taylor was President of Executive Aircraft Corporation, which sold, maintained and refurbished corporate jets. On August 23, 2002, Executive Aircraft Corporation filed a petition for Chapter 11 protection in the U.S. Bankruptcy Court for the District of Kansas. On December 30, 2002 the assets of Executive Aircraft Corporation were sold to a new entity, Wichita Executive Aircraft Corporation, of which Mr. Taylor is a Director.

     Since October 1995, Mr. Taylor also owns and is President of Taylor Financial, a consulting and investment firm based in Wichita, Kansas. From January 1991 to October 1995, Mr. Taylor served as Chairman of the Board of Directors and Chief Executive Officer of Railroad Financial Corporation and its wholly owned subsidiary, Railroad Savings Bank, F.S.B. Railroad Financial Corporation was acquired by the Corporation. Since 1994, Mr. Taylor also has served as director of Elecsys Corporation, based in Lenexa, Kansas, which manufactures and imports custom liquid displays and provides electronic manufacturing services in the medical, aerospace, industrial and consumer product industries.

     ALDO J. TESI - President and Chief Executive Officer of Election Systems and Software since September 1999. Formerly the Group President of First Data Card Enterprise, a leading third-party provider of credit, debit, private label and commercial card processing services. Prior to this position, Mr. Tesi was President of First Data Resources from 1992 to 1997.


--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors conducts its business through meetings of the Board and through its committees, which permits the Board to more efficiently discharge its duties. During the year ended December 31, 2002, the Board of Directors held five meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such directors were members during the periods which such directors served.

     The following table describes the members of each of the Committees, its primary responsibilities and the number of meetings held during 2002:

                                                                                                                 MEETINGS
                                                                                                                 --------
              MEMBERS                                            RESPONSIBILITIES                              HELD IN 2002
              -------                                            ----------------                              ------------
       AUDIT (1)
       ---------

Michael P. Glinsky (Chairman)         o        Risk management oversight                                           Eight
Carl G. Mammel                        o        Annual report and related disclosures review and oversight
Aldo J. Tesi                          o        Quarterly  financial  results and earnings release review and
Joseph J. Whiteside                            oversight
Sharon Marvin Griffin (ex-officio)    o        Internal audit and regulatory compliance oversight
                                      o        Regulatory examination review and oversight
Robert S. Milligan (ex-officio)       o        Independent auditor appointment, review and oversight
                                      o        Pre-approval  of all audit and  non-audit  work  performed by independent auditor
                                      o        Key risk management policy ratification
       FINANCE
       -------

Talton K. Anderson (Chairman)         o        Oversight of risk management process for interest rate risk         Four
William A. Fitzgerald                 o        Oversight of Corporation's  hedging and valuation of mortgage
Robert F. Krohn                                servicing rights
James P. O'Donnell                    o        Oversight  of  Corporation's  trading and hedging  activities
Robert D. Taylor                               for secondary marketing of originated loans
George R. Zoffinger                   o        Oversight of securities investment portfolio activities
Michael T. O'Neil (ex-officio)        o        Review policy and regulatory compliance with above activities

       COMPENSATION AND
       ----------------
       STOCK OPTION
       ------------

Carl G. Mammel (Chairman)             o        Approve   corporate   goals  and   objectives   relevant   to        Six
Michael P. Glinsky                             compensation  of  the  Chief  Executive  Officer,  the  Chief
Aldo J. Tesi                                   Operating Officer and the Chief Financial Officer
George R. Zoffinger                   o        Review and  recommend to the Board,  the annual  compensation for the Chief Executive Officer,  the Chief Operating Officer
                                               and the Chief Financial Officer
                                      o        Approve the achievement of
                                               corporate performance relative to
                                               the established annual
                                               performance goals and approve any
                                               annual Management Incentive Plan
                                               reward for the Chief Executive
                                               Officer, the Chief Operating
                                               Officer and the Chief Financial
                                               Officer
                                      o        Administer  the Stock  Option  and  Incentive  Plan(s) of the
                                               Corporation as specified in the Plan document
                                      o        Determine and recommend to the
                                               Board, the stock option awards
                                               for the Chief Executive Officer,
                                               the Chief Operating Officer and
                                               the Chief Financial Officer
                                      o        Review directors'  compensation and make  recommendations for changes to the Board

                                                                                                                 MEETINGS
                                                                                                                 --------
              MEMBERS                                            RESPONSIBILITIES                              HELD IN 2002
              -------                                            ----------------                              ------------
        EXECUTIVE
        ---------
William A. Fitzgerald (Chairman)      o        Exercise  the power and  authority  of the Board of Directors       Seven
Robert F. Krohn                                between  meetings,  except to the extent that such  authority
Robert D. Taylor                               shall be limited by the Nebraska Business Corporation Act
Aldo J. Tesi

        GOVERNANCE/
        -----------
        NOMINATING
        ----------

Aldo J. Tesi (Chairman)               o        Make  recommendations  to the Board regarding  candidates for     None (2)
Robert D. Taylor                               election as Director
James P. O'Donnell                    o        Recommend standards for determining Director independence
                                               and review the qualifications and independence of members of the Board and its committees
                                      o        Oversee Director orientation and training
                                      o        Assess and make recommendations regarding Director
                                               compensation and retirement policy
                                      o        Review and make recommendations regarding the Board's
                                               committee structure and the functions, procedures and
                                               operation of committees
                                      o        Review and make recommendations
                                               regarding shareholder proposals
                                               and proposed amendments to the
                                               Corporation's Articles of
                                               Incorporation or Bylaws, and
                                               other corporate governance
                                               matters

--------
(1) All members of the Audit Committee are deemed to be independent within the meaning of Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.
(2)  The Governance/Nominating Committee was established in February 2003.

     The full Board, with employee directors not participating, acts as a Nominating Committee to select the Board's nominees for election as directors. The Nominating Committee selected the nominees, who had been recommended by the Governance/Nominating Committee, for this Meeting. The Nominating Committee met once during 2002. While the Governance/Nominating Committee and the Nominating Committee will consider nominees recommended by stockholders, they have not actively solicited recommendations from the Corporation's stockholders for
nominees  nor,  subject  to  the  procedural   requirements  set  forth  in  the
Corporation's Articles of Incorporation and Bylaws, are there any formal procedures for this purpose.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview and Objectives

     The Compensation and Stock Option Committee (the "Committee") is composed exclusively of outside Directors and includes Carl G. Mammel (Chairman), Michael
P. Glinsky, Aldo J. Tesi, and George Zoffinger. The Committee is responsible for developing the Corporation's and the Bank's executive compensation policies generally, and for implementing those policies for the Corporation's executive officers and the Bank's senior executive officers (the Chairman of the Board and the Chief Executive Officer of the Corporation and the Bank, the President and Chief Operating Officer of the Corporation and the Bank, and the Chief Financial Officer of the Corporation and the Bank). The Chief Executive Officer of the Bank, under the direction and pursuant to the policies of the Committee, implements the executive compensation policies for the remainder of the Bank's executive officers. The Corporation maintains structured compensation guidelines and reviews the structure and guidelines annually with the assistance of an outside professional consulting firm. During 2002, the Committee was assisted by Riley, Dettmann & Kelsey, LLC, and Mercer Human Resources Consulting in the review of executive compensation practices to ensure its compensation practices were competitive in the marketplace and were not excessive or unreasonable.

     The Committee's overall objectives in designing and administering the specific elements of the Corporation's and the Bank's executive compensation program are as follows:

     o to align executive compensation to increases in shareholder value, as measured by favorable long-term operating results and continued strengthening of the Corporation's financial condition;

     o to provide incentives for executive officers to work towards achieving successful annual results as a step in fulfilling the Corporation's long-term operating results and strategic objectives;

     o    to link,  as  closely  as  possible,  executive  officers'  receipt of
          incentive   awards  with  the  attainment  of  specified   performance
          objectives;

     o to maintain a competitive mix of total executive compensation with particular emphasis on awards directly related to increases in long-term shareholder value; and

     o to attract, retain and motivate top performing executive officers in a cost effective manner for the long-term success of the Corporation.

     The Board of Directors strongly believes that it is in the best interests of shareholders to encourage ownership of stock by management. Accordingly, the Committee established the following guidelines on stock ownership. Certain recently appointed members of executive management have not yet acquired the minimum number of recommended shares. The Committee feels such guidelines will align shareholders' and management's interests and enhance employee performance.

          Chief Executive Officer:              5 times annual salary
          Chief Operating Officer:              5 times annual salary
          Executive Vice Presidents:            3 times annual salary

     In furtherance of the above objectives, the Corporation's executive compensation program for 2002 consisted of the following components:

     o BASE SALARY. The Committee makes recommendations to the Board concerning base salaries for executives considering regional and national surveys of salaries paid to executive officers of other financial institutions similar to the Corporation in size. The Committee's objective is to provide base salaries as well as the appropriate mix of total compensation that is reasonably competitive with total compensation paid for executive positions in the marketplace.

     o MANAGEMENT INCENTIVE PLAN. The Corporation maintains a Management Incentive Plan which provides for annual incentive compensation based on achieving a combination of Corporation and individual performance objectives. Under this plan, the Committee approves corporate performance objectives, such as earnings per share, at the beginning of the year. If the Corporation meets such objectives, an amount equal to 4.5% of net income after taxes is set aside for payment to executive officers (defined for purposes of the Management Incentive Plan as the Bank's Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Executive, Senior, and First Vice Presidents) as short- and long-term compensation. Incentives are accrued through the year in anticipation of payment from the Plan. Under the Management Incentive Plan, executives are not eligible to receive an annual incentive compensation for plan years unless the Corporation achieves at least 85% of the Corporation's predetermined performance goal. The distribution of awards under the Management Incentive Plan is triggered by Corporation's achievement of the predetermined performance goal and the individual executive officers' performance. For the year ending December 31, 2002, the Corporation exceeded its financial goals, and paid qualified executive officers a total of $1,897,521 in cash and $1,897,521 in restricted stock. The award was paid on March 7, 2003 and is reflected in the 2002 Summary Compensation Table.

     o RESTRICTED STOCK AWARDS. Pursuant to the authority delegated to the Committee by the Stock Option and Incentive Plans of 1984, 1996 and 2002, the Committee authorizes restricted stock awards to managers and key employees including the type of award, the amount of the award, and the nature of the award. Shares of restricted stock, as authorized by the Committee, vest over a period of 5 years at the rate of 20% per year, and assumed the recipients continued employment by the Corporation or the Bank. Restricted Stock Awards were made in conjunction with the payment of the 2002 Management Incentive Plan awards. The Committee believes the Restricted Stock Awards provide a direct link between the value created for the Corporation's shareholders and the compensation paid to executive officers and further serves as an executive retention tool.

     o STOCK OPTIONS. The Corporation maintains the 1984 Stock Option and Incentive Plan, as Amended and Restated, the 1996 Stock Option and Incentive Plan and the 2002 Stock Option and Incentive Plan (collectively, the "Option Plans") as a means of providing employees and directors with the opportunity to acquire a proprietary interest in the Corporation and to align their interests with those of the Corporation's shareholders. Under each plan, participants are eligible to receive stock options, stock appreciation rights ("SAR") or shares of restricted stock. Awards under the Option Plans are subject to vesting and forfeiture as determined by the Committee. Options and SARs are generally granted at the average of the highest price and the lowest price of Commercial Federal Common Stock as traded on the New York Stock Exchange on the date of the grant. Such awards acquire value only if the Corporation's stock price increases. In addition, under both the 1996 and 2002 plans, the Committee may, at the election of a director or employee selected by the Committee, permit such individual to receive stock options in lieu of cash compensation. The exercise price of such options shall be discounted below the market value of the underlying Common Stock, such that the aggregate discount on the price of the stock option is equal to the compensation foregone by the individual.

     On March 1, 2002, a total of 669,132 stock options were granted including 319,695 non-incentive stock options to the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the senior officers of the Corporation and the Bank and 349,437 incentive stock options to all executive officers, senior officers, and employees of the Corporation and the Bank as a group. These options were granted with a vesting schedule providing for the vesting of the option at the rate of 33.33% on each of the first, second, and third anniversary of the grant. The Committee believes that the Option Plans align shareholders', officers', and employees' interests and helps to retain and motivate executive officers to improve long-term shareholder value. No stock appreciation rights were awarded in 2002.

Compensation of the Chief Executive Officer

     The Committee determines the Chief Executive Officer's compensation, and in making that determination considers:

     o    The performance of the Corporation, including earnings per share;

     o The CEO's compensation compared to marketplace practices for similarly sized financial institutions; and

     o    Leadership of the organization.

     Mr.  Fitzgerald's   compensation  for  2002  is  reported  in  the  Summary
Compensation Table on page 11. In March 2002, Mr. Fitzgerald received an increase in his base salary and stock option awards. In deciding to make the increase in base pay and grant the incentive and non-incentive stock option awards the Committee considered the performance of the Corporation for the period ending December 31, 2001. Under Mr. Fitzgerald's leadership the Corporation reported Earnings Per Share (EPS) that exceeded the performance goals approved by the Committee and the Board early in 2001. Other key performance measures such as Net Income, Return On Average Shareholder Equity and Return On Assets also showed above Plan results. The Committee further considered information provided by Riley, Dettmann & Kelsey, LLC, an outside professional consulting firm, regarding the range of competitive base pay at similar size financial service institutions for Mr. Fitzgerald's position and stock option award practices. Pursuant to the terms of the Management Incentive Plan, Mr. Fitzgerald received a cash bonus of $412,295 (paid on March 7, 2003) and 17,657 shares of restricted stock with a market value of $412,295 as of December 31, 2002. This incentive payment for 2002 performance was based on a pre-approved Earnings Per Share Annual Performance Goal for the Management Incentive Plan. The Annual Performance Goal was approved by the Committee and the Board in early 2002. The actual Earnings Per Share performance of the Corporation exceeded the pre-approved goal and the payment represents an above target award. In approving the Annual Performance Goal, the Committee considered information from the outside professional consultant indicating that the Corporation's annual incentive plan design is sound and that award levels are competitive. The Committee also noted Mr. Fitzgerald's leadership and that his initiative in 2001 to restructure senior management of the Corporation has resulted in improved performance.

     The Committee believes that the Corporation's executive compensation program serves the Corporation and all of its shareholders by providing a direct link between the interests of executive officers and shareholders generally, and by helping to attract and retain qualified executive officers who are dedicated to the long-term success of the Corporation.

Compensation and Stock Option Committee Interlocks and Insider Participation.

     The Corporation had no "interlocking" relationships in which (i) any executive officer of the Corporation served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation and Stock Option Committee of the Corporation, (ii) any executive officer of the Corporation served as a director of another entity, one of whose executive officers served on the Compensation and Stock Option Committee of the Corporation, or (iii) any executive officer of the Corporation served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a member of the Corporation's Board of Directors. No member of the Compensation and Stock Option Committee of the Board of Directors of the Corporation was (a) an officer or employee of the Corporation or any of its subsidiaries during the fiscal year ended December 31, 2002, (b) a former officer of the Corporation or any of its subsidiaries, or (c) an insider (i.e., director, officer, director or officer nominee, greater than 5% stockholder, or immediate family member of the foregoing) of the Corporation and directly or indirectly engaged in transactions with the Corporation or any subsidiary involving more than the $60,000 during the fiscal year ended December 31, 2002.

                                COMPENSATION AND STOCK OPTION COMMITTEE
                                Carl G. Mammel (Chairman)
                                Michael P. Glinsky
                                Aldo J. Tesi
                                George R. Zoffinger

                           SUMMARY COMPENSATION TABLE

The following table sets forth for the periods shown the cash and noncash compensation for each of (i) the Chief Executive Officer, and (ii) the four highest paid executive officers of the Corporation and the Bank.



                                                               ANNUAL COMPENSATION (2)
 NAME AND PRINCIPAL                            FISCAL          -----------------------
       POSITION                                YEAR(1)        SALARY            BONUS
-----------------------------                  -------        ------            -----
William A. Fitzgerald                         2002           $673,066         $412,295
  Chairman and Chief Executive Officer        2001            624,183          433,686
  of the Corporation and the Bank         Transition Period   295,050               --
                                              2000            590,106               --

Robert J. Hutchinson (5)                      2002           $357,000         $169,388
  President and Chief Operating Officer       2001            226,667          172,014
  of the Corporation and the Bank

David S. Fisher (6)                           2002           $277,333         $131,976
  Executive Vice President and Chief          2001            255,000          139,698
  Financial Officer of the Corporation    Transition Period   120,000           45,000
  and the Bank                                2000              5,538               --

John S. Morris (7)                            2002           $225,000         $ 85,597
  Executive Vice President and Chief          2001             14,062           37,500
      Credit Officer of the Bank

Lauren W. Kingry                              2002           $196,326         $ 79,894
  Executive Vice President of the Bank        2001            178,237           87,838
                                          Transition Period    69,833               --
                                              2000            137,708               --
                                                 LONG-TERM COMPENSATION
                                                       AWARDS
                                              -------------------------------
                                                                    SECURITIES
NAME AND PRINCIPAL                            RESTRICTED STOCK      UNDERLYING        ALL OTHER
       POSITION                                  AWARDS (3)           OPTIONS       COMPENSATION (4)
-----------------------------                    ----------           -------       ----------------
William A. Fitzgerald                             $412,295          150,000              $53,845
  Chairman and Chief Executive Officer             433,686          142,478               58,722
  of the Corporation and the Bank                       --               --               24,906
                                                        --          113,527               46,162

Robert J. Hutchinson (5)                          $169,388           70,000              $16,818
  President and Chief Operating Officer            137,014          100,000                   --
  of the Corporation and the Bank

David S. Fisher (6)                               $131,976           50,000              $16,640
  Executive Vice President and Chief               139,698           40,000                6,500
  Financial Officer of the Corporation                  --               --                   --
  and the Bank                                          --           50,000                   --

John S. Morris (7)                               $  85,597               --                   --
  Executive Vice President and Chief                    --           50,000                   --
      Credit Officer of the Bank

Lauren W. Kingry                                  $ 79,894           10,000              $15,706
  Executive Vice President of the Bank              87,838           12,000               14,699
                                                        --               --                5,587
                                                        --            7,800               11,017

____________
(1) On August 14, 2000 the Corporation changed its fiscal year end from June 30 to December 31. Accordingly, fiscal year 2000 refers to the twelve months ended June 30, 2000. The Transition Period refers to the six months ended December 31, 2000. Fiscal years 2002 and 2001 reflects the twelve months ended December 31, 2002 and 2001.
(2) Does not include certain perquisite and other personal benefits which do not exceed the lesser of $50,000 or 10.0% of the individual's salary and bonus.
(3) Represents awards under the policy of the Stock Option Committee adopted in conjunction with the Corporation's Management Incentive Plan. See "Compensation and Stock Option Committee Report on Executive Compensation -- Overview and Objectives." There was no restricted stock granted during the Transition Period and fiscal year 2000. Restricted stock granted in fiscal year 2002 and 2001 vests over a period of five years, at a rate of 20.0% per year, assuming continued service with the Corporation. As of December 31, 2002, the number and value, based on the closing sales price of the Common Stock of $23.35 at December 31, 2002, of the unvested restricted stock holdings for Messrs. Fitzgerald, Hutchinson, Fisher, Morris and Kingry, were 36,729 shares (value of $857,622), 11,918 shares (value of $278,285), 10,408 shares (value of $243,027), 3,665 shares (value of $85,578) and 6,821 shares (value of $159,270). Dividends are payable on these shares if and to the extent paid on the Common Stock generally. Upon a change in control of the Corporation, all restrictions on the restricted stock immediately lapse.
(4) Includes net contributions to the Bank's 401(k) Plan on behalf of each of the named executive officers to match elective deferral contributions made by each to such plan and amounts paid under the Bank's Supplemental
     Retirement Plan. Matching contributions under the Bank's 401(k) Plan amounted to $9,000, $9,000, $9,000 and $9,000 while the employer matching contributions under the Supplemental Retirement Plan benefits, were $44,845, $7,818, $7,640 and $6,706 for Messrs. Fitzgerald, Hutchinson, Fisher and Kingry, respectively. Mr. Morris did not meet length of service requirements to receive any matching contributions in 2002.
(5)  Mr. Hutchinson joined the Corporation on May 1, 2001.
(6)  Mr. Fisher joined the Corporation on June 23, 2000.
(7)  Mr. Morris joined the Corporation on December 10, 2001.

OPTION GRANTS TABLE

     The following table contains information concerning the grant of stock options under the Corporation's Stock Option and Incentive Plan to the Chief Executive Officer and each of the other executive officers named in the preceding Summary Compensation Table during the year ended December 31, 2002. All such option grants vest over a three year period in varying increments.

                                      INDIVIDUAL GRANTS                              POTENTIAL REALIZABLE
                           ------------------------------------                        VALUE AT ASSUMED
                           NUMBER OF    % OF TOTAL                                   ANNUAL RATES OF STOCK
                           SECURITIES     OPTIONS                                     PRICE APPRECIATION
                           UNDERLYING   GRANTED TO     EXERCISE                         FOR OPTION TERM
                           OPTIONS     EMPLOYEES IN     OR BASE    EXPIRATION      -----------------------
NAME                        GRANTED    FISCAL YEAR       PRICE        DATE           5%              10%
----                       --------    ------------     -------      ------        ------          -------
William A. Fitzgerald        150,000       21.4%         $25.00      3/01/12       $2,358,355      $5,976,534
Robert J. Hutchinson          70,000       10.0           25.00      3/01/12        1,100,566       2,789,049
David S. Fisher               50,000        7.1           25.00      3/01/12          786,118       1,992,178
John S. Morris                    --         --            --          --                  --              --
Lauren W. Kingry              10,000        1.4           25.00      3/01/12          157,224         398,436

OPTION YEAR-END VALUE TABLE

     The following table sets forth information concerning the value of options held by the Chief Executive Officer and the other named executive officers at December 31, 2002. None of these individuals exercised any stock options during the year ended December 31, 2002.

                                           NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                                         UNDERLYING UNEXERCISED                 IN-THE-MONEY OPTIONS
                                        OPTIONS AT FISCAL YEAR-END              AT FISCAL YEAR-END (1)
                                        --------------------------           --------------------------
NAME                                    EXERCISABLE  UNEXERCISABLE           EXERCISABLE  UNEXERCISABLE
----                                    -----------  -------------           -----------  -------------
William A. Fitzgerald                      472,930      282,835              $ 1,121,673     $  418,142
Robert J. Hutchinson                       100,000       70,000                  132,000             --
David  S. Fisher                            63,333       76,667                  412,000         36,000
John S. Morris                              50,000           --                   13,500             --
Lauren W. Kingry                            18,700       20,600                   45,232         30,716

__________
(1) Based on the closing sales price of the Common Stock as reported on the New York Stock Exchange on December 31, 2002, which was $23.35.

EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

     Set forth below is a discussion of certain employment and change in control agreements entered into between the Corporation and the Bank and those executive officers listed in the Summary Compensation Table on page 11.

     The agreement with William A. Fitzgerald, which became effective in June 1995, provides for Mr. Fitzgerald's employment as Chairman of the Board and Chief Executive Officer of the Corporation and the Bank for a term of three years. Pursuant to the agreement, Mr. Fitzgerald receives an annual salary and bonus determined by agreement with the Board of Directors, but in no event less than the rate of compensation Mr. Fitzgerald received on June 8, 1995. The base compensation following his election as Chairman of the Board of Directors was $385,000. The Boards of Directors of the Corporation and the Bank reviewed the employment agreement and again extended the agreement for an additional one-year period beyond the effective expiration dates. The contract provides for termination for cause or in certain events specified by regulatory authorities. The contract is also terminable by the Bank without cause wherein Mr. Fitzgerald would be entitled to receive all compensation and benefits through the effective date of termination, plus a severance payment equal to 36 months of base salary. Mr. Fitzgerald shall be entitled to the same benefits and severance in the event he becomes disabled while the agreement is in effect. In the event Mr. Fitzgerald dies while the agreement is in effect, his heirs shall receive a severance payment equal to 12 months of base salary. No such benefit is payable should Mr. Fitzgerald retire. The agreement provides, among other things, for Mr. Fitzgerald's participation in an equitable manner in all benefits available to executive officers of the Corporation and the Bank, including:

     o    short-term   and  long-term   incentive   compensation   and  deferred
          compensation;

     o    health, disability, life insurance,  retirement and vacation benefits;
          and

     o    any benefits available under perquisite programs.

     The Corporation and the Bank have also entered into change in control agreements with Messrs. Fitzgerald, Hutchinson, Fisher, Morris, and Kingry. Under these agreements, in the event of the executive's involuntary termination of employment in anticipation of, or after, a change in control of the Corporation or the Bank, other than for "cause," the executive will be paid in equal monthly installments, the base salary and all commissions and bonuses (including short-term and long-term incentive compensation awards and stock options granted under the Corporation's executive incentive plan) in effect at the time of termination for a period of 35.88 months. Messrs. Fitzgerald, Hutchinson, Fisher, Morris and Kingry, where not prohibited by law, shall also be entitled to receive reimbursement for up to one-half of all legal fees and expenses reasonably incurred by them as a result of an involuntary termination. During this period, the executive shall also continue to participate in any health, disability, life insurance and perquisite plans of any successor corporation in which such executive was entitled to participate with the Corporation prior to the change in control. All benefits and payments under the agreements shall be reduced, if necessary, to the largest aggregate amount that will result in no portion thereof being subject to federal excise tax or being nondeductible to the Corporation and the Bank for federal income tax purposes. Messrs. Hutchinson's, Fisher's, Morris' and Kingry's severance shall be reduced by amounts received by the executive as a result of alternative employment obtained during the period in which salary, commissions and bonuses are payable under the change in control agreements. Further, Mr. Fitzgerald's severance payments under his change in control agreements shall be reduced by the amount of severance received under his employment agreement.

     A "change in control" shall be deemed to have occurred under these agreements in each of the following events:

     o at any time a majority of the directors of the Corporation or the Bank are not the persons for whom election proxies have been solicited by the Boards of Directors of the Corporation and the Bank, or persons then serving as directors appointed by such Boards, except where such appointments are necessitated by removal of directors;

     o at any time 49% or more of the outstanding stock of the Corporation or the Bank is acquired or beneficially owned by any person or entity (excluding the Corporation, the Bank or the executive) or any combination of persons or entities acting in concert; or

     o at any time the shareholders of the Corporation or the Bank approve an agreement to merge or consolidate the Corporation or the Bank with or into another corporation, or to sell or otherwise dispose of all, or substantially all, of the assets of the Corporation or the Bank.

The executive shall also be entitled to receive such payment in the event of a "constructive involuntary termination," which under the terms of the agreements shall be deemed to have occurred if, in anticipation of or following a change in control,

     o    the agreement or the executive's employment is terminated,

     o the executive's compensation is reduced, responsibilities diminished or job title lowered,

     o the level of the executive's participation in incentive compensation is reduced or eliminated,

     o the executive's benefit coverage or perquisites are reduced or eliminated, except to the extent such reduction or elimination applies to all other employees, or

     o the executive's office location is changed to a location more than 50 miles from the location of the executive's office at the time of the change in control.

     Pursuant to the terms of a separate  agreement between the Bank and William
A. Fitzgerald, in the event of Mr. Fitzgerald's termination of employment with the Bank, Mr. Fitzgerald will be entitled to receive in 120 equal monthly installments an amount equal to three times his highest annual salary received from the Bank during the five-year period ending with the close of the fiscal year in which he attains age 65 (or, in the case of death or disability prior to age 65, the year in which he became disabled or died). In the event of his death before the payment of all installments, all remaining installments shall be paid to his designated beneficiary. In the event of the death of both Mr. Fitzgerald and the designated beneficiary, all remaining unpaid installments shall be paid in one lump sum payment to the estate of the designated beneficiary. Pursuant to the terms of the agreement, the right to receive any and all unpaid installments will be forfeited upon the occurrence of any of the following events (i) without the approval of the Board of Directors, Mr. Fitzgerald has or possesses, directly or indirectly, any interest competing with or inimical to the interests of the Bank within an area within a 300 mile radius of Omaha, Nebraska, or (ii) Mr. Fitzgerald engages in any activity or conduct which, in the opinion of the Board, is inimical to the interests of the Bank.

--------------------------------------------------------------------------------
                             DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

     Individuals who serve as directors of the Corporation or the Bank, with the exception of William A. Fitzgerald and Robert J. Hutchinson, who are officers of the Corporation and the Bank, are compensated for their service as directors. There are nine non-employee directors of the Corporation and three additional non-employee directors of the Bank. During 2002, directors received $500 per month for service on the Board of the Corporation and $1,500 per month plus $750 per meeting attended for service on the Board of the Bank. Directors who serve as members of the committees of the Corporation and the Bank were paid $750 per committee meeting attended in 2002. Effective January 1, 2003, the fee paid to directors for attending a regular meeting of the Board of the Corporation or Bank increased to $1,000 and the fee paid to directors who are members on the Board's committees increased to $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $10,000 and the Chairman of the Compensation and Stock Option Committee, the Finance Committee and the Governance/Nominating Committee each receive an additional $3,000 per year effective January 1, 2003. The 1996 and 2002 Stock Option and Incentive Plans allow Directors to elect to substitute cash compensation payable to them as Directors' fees for discounted non-incentive stock options with an exercise price equal to 75% of the market value of the optioned shares. The aggregate difference between the exercise price and the market value of the underlying shares equals the compensation foregone. In no event shall the exercise price of the stock option be less than 50% of the market value of the underlying shares on the date of the grant. During the year ended December 31, 2002, all twelve directors elected to receive discounted stock options in lieu of cash compensation. For 2002, a total of 63,954 non-incentive stock options were granted in lieu of cash remuneration to the non-employee directors of the Corporation and the Bank. In addition, non-employee directors each received 5,000 non-incentive stock options, totaling 60,000 shares, on March 1, 2002 and again February 27, 2003.

--------------------------------------------------------------------------------
                     TRANSACTIONS WITH MANAGEMENT AND OTHERS
--------------------------------------------------------------------------------

     The Bank offers first and second mortgages, refinance, equity and various consumer loans to its directors, officers and employees. Loans to executive officers and directors are made in the ordinary course of business on substantially the same terms and collateral, including interest rates and loan fees charged, as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. The Bank paid $213,000 to PSI Group, Inc. during the year ended December 31, 2002 for mail sorting services. Director Robert F. Krohn is the Chief Executive Officer and was a stockholder of PSI Group, Inc. until its sale in August 2002.


--------------------------------------------------------------------------------
                       COMPARATIVE STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

     The graph set forth below compares the cumulative total shareholder return on the Common Stock over the last five years with the cumulative total return on the S&P 500 Index and an index comprised of the top 50 publicly traded thrifts in the United States based on total asset size over the same period. Cumulative total return on the stock or the index equals the total increase in value from December 31, 1997 to December 31, 2002, assuming reinvestment of all dividends paid into the stock or the index, respectively. The graph was prepared assuming that $100 was invested on December 31, 1997 in the Common Stock and in the respective indices.

                   December 31, 1997 through December 31, 2002

     [Line graph appears here depicting the cumulative total shareholder return of $100 invested in the Common Stock as compared to $100 invested in the S&P 500 Index and an index comprised of the top 50 publicly traded thrifts in the United States. Line graph begins at December 31, 1997 and plots the cumulative total return at December 31, 1998, 1999, 2000, 2001 and 2002. Plot points are provided below.]

                   Comercial Federal    The S&P          Peer
                      Corporation         500            Group
                   -----------------    -------          -----

12/31/97                 $100            $100            $100
12/31/98                 $ 66            $129            $ 87
12/31/99                 $ 51            $156            $ 69
12/31/00                 $ 57            $141            $121
12/31/01                 $ 70            $125            $125
12/31/02                 $ 70            $ 97            $145

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the Corporation's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Corporation's executive office at 13220 California Street, Omaha, Nebraska 68154 no later than December 5, 2003. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Stockholder proposals, other than those submitted pursuant to the Exchange Act, must be submitted in writing to the Corporation's principal executive offices at the address given in the preceding paragraph not less than 60 days prior to the date of such meeting.


--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The audit committee has reviewed and discussed the audited financial statements of the Corporation with management and has discussed with Deloitte & Touche LLP, the Corporation's independent auditors, the matters required to be discussed under Statement on Auditing Standards No. 61, as amended ("SAS 61"). In addition, the audit committee has received from Deloitte & Touche LLP the written disclosures and the letter required to be delivered by Deloitte & Touche LLP under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") addressing all relationships between the auditors and the Corporation that might bear on the auditors' independence. The audit committee has reviewed the materials to be received from Deloitte & Touche LLP and has met with representatives of Deloitte & Touche LLP to discuss the independence of the auditing firm.

     In connection with the standards for independence of the Corporation's independent auditors promulgated by the Securities and Exchange Commission, the audit committee has reviewed the non-audit services currently provided by the Corporation's independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the Corporation's independent auditors.

     Based on the audit committee's review of the financial statements, its discussion with Deloitte & Touche LLP regarding SAS 61, and the written materials provided by Deloitte & Touche LLP under ISB Standard No. 1 and the related discussion with Deloitte & Touche LLP of their independence, the audit committee has recommended to the Board of Directors that the audited financial statements of the Corporation be included in its 2002 Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                                                             THE AUDIT COMMITTEE
                                                   Michael P. Glinsky (Chairman)
                                                                    Aldo J. Tesi
                                                                  Carl G. Mammel
                                                             Joseph J. Whiteside

--------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     Deloitte & Touche LLP, independent public accountants, served as the Corporation's independent auditors for the 2002 fiscal year. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if they so desire.

     The Audit Committee has not yet selected a firm to serve as independent auditors for the Corporation for the 2003 fiscal year. The Board of Directors historically has selected its auditor for the upcoming fiscal year during the third quarter.

     For the years ended December 31, 2002 and 2001, professional services were performed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche"), which includes Deloitte Consulting. Deloitte & Touche has announced its intention to separate from Deloitte Consulting.

     Audit and audit-related fees aggregated $451,000 and $375,000 for the years ended December 31, 2002 and 2001, respectively, and were composed of the following:

AUDIT FEES

     The aggregate fees billed for the audit of the Corporation's annual financial statements for the fiscal years ended December 31, 2002 and 2001 and for the reviews of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q were $389,000 and $330,000, respectively.

AUDIT-RELATED FEES

     The aggregate fees billed for Audit-Related services for the fiscal years ended December 31, 2002 and 2001 were $62,000 and $45,000, respectively. These fees relate to the employee benefit plan audits, consultation of financial accounting standards, and litigation support for the fiscal year ended December 31, 2002 and to the employee benefit plan audits and consultation of financial accounting standards for the fiscal year ended December 31, 2001.

TAX FEES

     The aggregate fees billed for tax services for the fiscal years ended December 31, 2002 and 2001 were $123,000 and $202,000, respectively. These fees related to review of the tax return, tax consulting and tax planning services for the fiscal year ended December 31, 2002 and to review of the tax return, tax consulting and tax planning services for the fiscal year ended December 31, 2001.

ALL OTHER FEES

     The aggregate fees for services not included above were $1,125,000 and $2,892,000, respectively, for the fiscal years ended December 31, 2002 and 2001. The fees relate to the Gramm-Leach-Bliley Act privacy procedures and consulting services for the fiscal year ended December 31, 2002 and to the Gramm-Leach-Bliley Act privacy procedures for the fiscal year ended December 31, 2001.

     All other fees include $772,000 and $2,774,000 of fees billed by Deloitte Consulting for the years ended December 31, 2002 and 2001, respectively.

     At its May 2002 meeting, the Audit Committee established a policy requiring their pre-approval of the performance of permissible audit and non-audit services by the Corporation's independent auditors as well as instituting hiring restrictions on certain of the independent auditor's personnel.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Corporation's directors and officers and persons who own more than 10 percent of the outstanding Common Stock ("Insiders") are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Corporation with copies of all such reports. Based solely on its review of the copies of such reports or written representations that no such reports were necessary that the Corporation received during the past fiscal year or with respect to the last fiscal year, management believes that during the year ended December 31, 2002, all of the Corporation's Insiders complied with these reporting requirements.


--------------------------------------------------------------------------------
                            EXPENSES OF SOLICITATION
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telegraph, telephone or other electronic means without additional compensation. The Corporation has retained D. F. King & Co., Inc. to assist in the solicitation of proxies by mail, personally or by telephone or other means of communication, for a fee estimated at $8,000 plus expenses.


--------------------------------------------------------------------------------
                HOUSEHOLDING OF PROXY STATEMENT AND ANNUAL REPORT
--------------------------------------------------------------------------------

     It is the Corporation's policy to "Household" Annual Reports, Proxy Statement and similar documents. Only one Summary Annual Report, Annual Report on Form 10-K and Proxy Statement are being sent to multiple stockholders sharing a single address unless the Corporation has received instructions to the contrary. The Corporation will continue to separately mail a proxy card for each registered stockholder account. You may send a written request for additional copies of proxy material to: Investor Relations Department, Commercial Federal Corporation, 13220 California Street, Omaha, Nebraska 68154.


--------------------------------------------------------------------------------
             ANNUAL REPORT TO STOCKHOLDERS AND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Corporation's 2002 Summary Annual Report to Stockholders and its Annual Report on Form 10-K for the year ended December 31, 2002, including financial statements, are being mailed to all stockholders of record as of the close of business on March 28, 2003 together with this Proxy Statement. Any stockholder who has not received copies of such reports may obtain copies by writing to the Secretary of the Corporation. Such reports are not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof as determined by a majority of the Board of Directors.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Gary L. Matter


                                         GARY L. MATTER
                                         SECRETARY
Omaha, Nebraska
April 3, 2003

                              [FORM OF PROXY CARD]

                         COMMERCIAL FEDERAL CORPORATION

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                   MAY 13, 2003 ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints Talton K. Anderson, Robert J. Hutchinson and William A. Fitzgerald, and each of them, with full power of substitution, as attorneys in fact, agents and proxies for the undersigned to vote all of the shares of Common Stock, par value $.01 per share, of COMMERCIAL FEDERAL CORPORATION (the "Corporation") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Omaha Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska on Tuesday, May 13, 2003 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof (the "Meeting") as indicated below and as directed by the Board of Directors, with respect to such other matters as may properly come before the Meeting.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY "FOR" PROPOSAL I. IF OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. There is cumulative voting in the election of directors and, unless otherwise indicated by the stockholder, a vote for the nominees listed in Proposal I will give the proxies discretionary authority to cumulate all votes to which the undersigned is entitled and to allocate such votes in favor of one or more of such nominees, as the proxies may determine.

     THE UNDERSIGNED HEREBY REVOKES ANY PREVIOUS PROXIES WITH RESPECT TO THE MATTERS COVERED BY THIS PROXY.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL

I. The election as directors of all nominees listed below (except as marked to the contrary):

     For terms to expire in 2006

     Michael P. Glinsky
     Robert S. Milligan
     George R. Zoffinger
     Joseph J. Whiteside

     [  ]  FOR        [  ]  WITHHOLD AUTHORITY FOR ALL NOMINEES

     INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK "FOR" ABOVE AND WRITE THE NAME(S) OF THE NOMINEE(S) FOR WHICH YOU DO NOT WISH TO VOTE ON THE LINE BELOW.

     ______________________________________



                   Please sign exactly as your name appears on this card. Joint owners should each sign personally. Corporation proxies should be signed in corporate name by an authorized officer. Executors, administrators, trustees or guardians should give their title when signing.

                   Date: _______________________________________

                   Signature(s): _______________________________

                         _______________________________________

              Please Sign, Date and Mail your Proxy Promptly in the
                         Enclosed Postage-Paid Envelope.